Income Taxes	3 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The effective income tax rate on continuing operations for the three months ended March 31, 2021, was 21.3%. The year-to-date provision for income taxes included taxes on earnings at an anticipated rate of 24.2% and a tax impact of $1.8 million related to discrete activity. The year-to-date net discrete tax benefit relates primarily to a reduction of prior year tax liabilities and excess tax benefits related to employee stock compensation.
The effective income tax rate on continuing operations for the three months ended March 31, 2020, was 19.3%.